UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders.

Brookfield
20 19
ANNUAL REPORT
DECEMBER 31, 2019

Brookfield Global Listed Infrastructure
Income Fund Inc.
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $19 billion of assets under management as of December 31, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $540 billion of assets under management as of December 31, 2019. For more information, go to https://publicsecurities.brookfield.com/en.
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) (the "Fund") for the year ended December 31, 2019.
Thank you for your support in approving the reorganization proposal of INF into Brookfield Real Assets Income Fund (NYSE: RA). We expect the reorganization to occur following the close of business on Friday, March 6th. As articulated in our Prospectus/Proxy statement, we believe there are many benefits that will come from this reorganization for INF investors and we look forward to working on providing those benefits. Please let us know if you have any questions or comments about the reorganization or about RA in general. We look forward to continuing the partnership with you all and appreciate your continued support. Please find below our thoughts on the market in 2019 and certain factors that impacted INF’s performance over the course of the year.
Global equities had a banner year in 2019, driven by strong returns in the first and fourth quarters. The MSCI World Index returned 28.40%1 in 2019. The end of the year brought increased clarity around certain geopolitical headwinds, as well as the medium-term direction of U.S. monetary policy.
The trade war between the U.S. and China continued throughout the year, with the tit-for-tat tariff escalation carrying over from 2018. However, the two parties formally agreed to terms of a “Phase One” trade deal in December, which was subsequently signed in January 2020.
Similarly, Brexit negotiations continued throughout the year, contributing to geopolitical uncertainty. But in December, United Kingdom Prime Minister Boris Johnson’s Conservative Party secured the majority of Parliamentary seats during the general election. The victory gave Johnson the necessary support for the United Kingdom to finally exit European Union, which took place on January 31, 2020.
Clouding the global economic outlook, however, is the latest coronavirus outbreak (COVID-19). Global economic growth is likely to face meaningful challenges as governments struggle to contain the virus. While it is still early, some of the world’s largest companies have already indicated that interruptions to the global supply chain will dampen growth expectations. Additionally, lingering political uncertainty remains in Hong Kong. A June 2019 rally against a proposed law allowing extradition to mainland China turned into a broader anti-China movement. Multiple protests and civil unrest pushed Hong Kong into recession for the first time in a decade.
In terms of monetary policy, the U.S. Federal Reserve ("Fed") took a more dovish approach to interest rates versus their 2018 stance, cutting rates three times during the year (25 basis points each in August, September and October). The cuts reflected a shift in the bank's views about the risks to the health of the U.S. economy and its ability to shield itself from those potential risks. Fed Chairman Jerome Powell also indicated that rates are unlikely to move higher or lower in the near term. And while his comments provide some clarity around magnitude of near-term rate moves, less clear is the longer-term makeup of the Federal Reserve and its political independence. The most recent nominee to the Fed’s board of governors advocated for greater coordination between the Fed and the President. This has fueled speculation that any “heir apparent” to the Fed chair appointed by the current administration could politicize the historically independent institution.
Infrastructure performance was strong during the year. After outperforming through the first three quarters, infrastructure equities lagged broader equities in the fourth quarter amid the “risk-on” rally in the final months of the year. On a relative basis, infrastructure equities performed roughly in line with broader equities for the year.
Assuming we see progress on the global trade front and containment of COVID-19, we expect a moderate continuation of the current growth cycle, accompanied with low inflation and low interest rates. We see infrastructure assets as well positioned in this environment, given their income-oriented nature and historically moderate earnings growth profiles; as well as their ability to act defensively should volatility arise.
Beyond the current environment, we believe a strategic allocation to infrastructure can benefit investors seeking attractive current income, moderate growth exposure and the potential to mitigate downside risk.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2019.
2019 Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Global Listed Infrastructure Income Fund Inc.
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.
1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of the Fund’s holdings.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
Quasar Distributors, LLC, provides filing administration for the Brookfield Global Listed Infrastructure Income Fund Inc.
2Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.

OBJECTIVE AND STRATEGY
The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies.
Investment Risks: All investment strategies and the investments made pursuant to such strategies involve the risk of loss, including the potential loss of the entire investment. The investment performance and the success of any investment strategy or particular investment can never be predicted or guaranteed, and the value of an investment will fluctuate due to market conditions and other factors. The Fund is a diversified, closed-end management investment company. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, and the Fund’s common shares may likewise trade at a discount to their net asset value.
Investing in the Fund will be subject to risks incidental to the ownership and operation of infrastructure assets. Such risks include risks associated with general economic climates; fluctuations in interest rates and currency; availability and attractiveness of secured and unsecured financing; compliance with relevant government regulations; environmental liabilities; various uninsured or uninsurable unforeseen events; infrastructure development and construction and the ability of the relevant operating company to manage the relevant infrastructure business. These risks, either individually or in combination, may cause, among other things, a reduction in income, an increase in operating costs and an increase in costs associated with investments in infrastructure assets, which may materially affect the financial position and returns of specific investments generally. For additional information about the risks associated with investing in the Fund, investors should review the Fund’s Prospectus and Statement of Additional Information.
Management Discussion of Fund Performance
For the year ended December 31, 2019, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) had a total return based on net asset value of 36.54% and a total return based on market price of 48.52%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $13.95 on December 31, 2019, the Fund’s shares had a distribution rate of 7.03%.1
With the exception of ports, all sectors contributed positively to the Fund’s returns during the year. By sector type, toll roads, renewables/electric generation and pipelines contributed the most during the year.
By security, American Tower Corp. (AMT, Communications, U.S.),Vinci SA (DG.FP, Toll Roads, Continental Europe) and Sempra Energy (SRE, Electricity Transmission & Distribution, U.S.) were the leading contributors to the Fund’s positive returns. Conversely, Clearway Energy, Inc. (CWEN.A, Renewables/Electric Generation, U.S.), DP World PLC (DPW.DU, Ports, Middle East) and Eutelsat Communications SA (ETL.FP, Communications, Continental Europe) detracted the most from returns.2
INFRASTRUCTURE MARKET OVERVIEW
For the year, global infrastructure equities performed in line with broader equities. The Dow Jones Brookfield Global Infrastructure Composite Index3 returned 26.5%. Regional returns were strongest in the Americas and Europe, while Asia Pacific lagged amid weakness in Hong Kong markets.
For the year, the communications sector posted the strongest gains within the infrastructure universe. U.S. tower communication stocks continued to perform well driven by strong earnings and steady organic growth expectations, which have been driven by rising forecasts for data traffic as well as increasing capex among carriers. Sentiment related to the rollout of 5G networks and increased flows from real estate managers also contributed to performance.
Within utilities, the water sector was the strongest performer. Water stocks in the U.K. rallied in the aftermath of the outcome of the U.K. election as the nationalization threat was removed. Returns in the U.S. were buoyed by
2019 Annual Report3

Brookfield Global Listed Infrastructure Income Fund Inc.

several company-specific catalysts. Within electricity transmission & distribution, strong performance in U.K. stocks was offset by select company-specific weakness in U.S. names. Gas utilities generally lagged amid weakness in Asia.
Within the transports sector, returns were strong with the exception of ports, which continued to struggle amid global trade disputes. Airports and toll roads each posted double-digit returns as fundamentals were favorable for the year.
Energy infrastructure equity performance whipsawed during the year. The sector rallied early in the year as “risk-on” sentiment returned to the market, but gave back many gains throughout the summer and into the fall amid commodity price weakness. Ultimately energy infrastructure rallied at the end of the year on the heels of additional OPEC cuts and the easing of certain technical pressures.

1 Distribution rate is calculated by dividing the last distribution per share (annualized) by the market price. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. Does not reflect the deduction of management fees and other fund expenses. If management fees and other expenses had been included, returns would be reduced.
2 Contribution reflects returns in local currencies.
3 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
We believe infrastructure equities, relative to broader equities, are well positioned in the current environment. We see an increased likelihood for greater volatility in financial markets and we believe infrastructure can benefit from their inherent defensive characteristics. Within our portfolio, we remain focused on stock-specific, high-conviction ideas; and in general, we have looked to mitigate any overt risk to certain macroeconomic factors, including interest rates, commodity prices and political issues.
Fundamentals are favorable within the utilities sector given the presence of several catalysts. Companies across the industry continue to put capital to work to upgrade equipment and shift towards cleaner sources of generation. Estimates call for nearly half a trillion U.S. dollars in capital spending over the next five years, which should serve as the basis for continued rate base and earnings expansion. Sentiment for U.S. utilities is strong as investors seek yield-oriented securities. This is particularly true for international investors, where nominal yields are negative in many cases. Utilities exposed to low-cost renewables remains one of our highest-conviction ideas and we continue to take select exposure in water, gas utilities and electricity transmission & distribution where we see the valuation proposition as favorable.
Within energy infrastructure, we remain concentrated in what we believe are best-in-class names with integrated footprints exposed to low-cost basins.
Toll roads remain our favored source of exposure within transports, given the sub-sector’s relative economic insensitivity compared to other transport assets. Fundamentals are strong as traffic continues to grow at a sustainable pace. We are less enthusiastic about airports given the higher sensitivity to an economic slowdown, large capital spending plans in 2020 and an increasingly unfavorable regulatory environment.
Communication infrastructure fundamentals remain strong. Although consumer adoption of 5G appears to be underwhelming thus far, enterprise-level adoption can still provide many avenues of mobile data growth through cellular internet of things (IoT) applications. However, valuations remain elevated, with many stocks in this universe trading in line with some of the most heavily regulated utilities. As value investors, we have concentrated our exposure in names we believe offer the best risk-adjusted returns.
4Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.

Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
All returns shown in USD.
The distribution rate is subject to change and is not an indication of Fund performance. Distributions include all distribution payments regardless of source and may include net income, capital gains, and/or return of capital (ROC). ROC should not be confused with yield or income. The Fund's Section 19a-1 Notice, if applicable, contains additional distribution composition information and may be obtained by visiting https://publicsecurities.brookfield.com/. Final determination of a distribution's tax character will be made on Form 1099-DIV and sent to shareholders. A ROC is not taxable and results in a reduction in the tax basis of a shareholder's investment. The Fund invests in master limited partnerships ("MLPs"), which are generally treated as partnerships for federal income tax purposes. Distributions from MLPs are estimated as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. In setting the Fund's distribution policy, the Adviser and the Fund's Board of Directors consider a number of factors, including both expected income and distributions received by the Fund and our expectations regarding potential capital appreciation. From time to time the Fund may be over- or under- distributed when taking into account actual income, distributions and net unrealized gains or losses since actual capital appreciation is variable over time. However, the goal is to have a distribution rate that is stable over the long term.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019 and subject to change based on subsequent developments.
2019 Annual Report5

Brookfield Global Listed Infrastructure Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2019

PORTFOLIO STATISTICS
Annualized distribution rate[1]	7.03%
Percentage of leveraged assets	25.26%
Total number of holdings	39

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	55.0%
Canada	10.3%
France	8.5%
United Kingdom	8.5%
Spain	5.9%
Australia	3.1%
Italy	2.8%
Brazil	1.4%
Mexico	1.4%
Denmark	1.1%
Portugal	1.1%
Luxembourg	0.9%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Toll Roads	17.5%
Electricity Transmission & Distribution	17.0%
Pipeline (MLP)	15.2%
Renewables/Electric Generation	15.1%
Pipelines	12.1%
Communications	9.2%
Water	4.1%
Gas Utilities	3.3%
Midstream	3.2%
Money Market Fund	2.8%
Services	0.5%
Total	100.0%

TOP TEN HOLDINGS	Percent of Total Investments
American Tower Corp.	6.8%
Sempra Energy	6.0%
Vinci SA	5.6%
National Grid PLC	5.6%
Enterprise Products Partners LP	4.8%
Energy Transfer LP	4.7%
Inter Pipeline Ltd.	4.4%
Kinder Morgan, Inc.	4.2%
Entergy Corp.	3.7%
Pembina Pipeline Corp.	3.5%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by December 31, 2019 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2019, the Fund estimates that approximately 97.24% of its distributions are a return of capital.
6Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS – 129.9%
AUSTRALIA – 4.1%
Toll Roads – 4.1%
Transurban Group	824,272	$ 8,627,692
Total AUSTRALIA		8,627,692
BRAZIL – 1.8%
Electricity Transmission & Distribution – 1.8%
CPFL Energia SA	437,451	3,878,011
Total BRAZIL		3,878,011
CANADA – 13.8%
Electricity Transmission & Distribution – 3.3%
Hydro One Ltd. (e)	356,040	6,876,503
Pipelines – 10.5%
Inter Pipeline Ltd. (c)	706,500	12,263,301
Pembina Pipeline Corp. (c)	266,100	9,862,842
Total Pipelines		22,126,143
Total CANADA		29,002,646
DENMARK – 1.5%
Renewables/Electric Generation – 1.5%
Orsted A/S (e)	30,300	3,133,769
Total DENMARK		3,133,769
FRANCE – 11.4%
Communications – 2.1%
Eutelsat Communications SA	267,500	4,347,813
Toll Roads – 9.3%
Getlink SE	215,500	3,757,233
Vinci SA (c)	141,700	15,781,713
Total Toll Roads		19,538,946
Total FRANCE		23,886,759
ITALY – 3.8%
Toll Roads – 3.8%
Atlantia SpA (c)	336,800	7,860,581
Total ITALY		7,860,581
LUXEMBOURG – 1.2%
Communications – 1.2%
SES SA	172,800	2,428,827
Total LUXEMBOURG		2,428,827
MEXICO – 1.8%
Toll Roads – 1.8%
Promotora y Operadora de Infraestructura SAB de CV	378,594	3,874,944
Total MEXICO		3,874,944
PORTUGAL – 1.5%
Renewables/Electric Generation – 1.5%
EDP - Energias de Portugal SA	707,700	3,071,004
Total PORTUGAL		3,071,004

See Notes to Financial Statements.
2019 Annual Report7

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
SPAIN – 8.0%
Electricity Transmission & Distribution – 2.0%
Red Electrica Corporation SA	205,300	$ 4,136,765
Renewables/Electric Generation – 1.6%
Atlantica Yield PLC	126,700	3,343,613
Toll Roads – 4.4%
Ferrovial SA (c)	303,579	9,197,619
Total SPAIN		16,677,997
UNITED KINGDOM – 11.3%
Electricity Transmission & Distribution – 7.5%
National Grid PLC (c)	1,262,594	15,778,955
Water – 3.8%
Pennon Group PLC (c)	582,700	7,903,622
Total UNITED KINGDOM		23,682,577
UNITED STATES – 69.7%
Communications – 9.1%
American Tower Corp. (c)	83,000	19,075,060
Electricity Transmission & Distribution – 8.0%
Sempra Energy (c)	111,183	16,842,001
Gas Utilities – 4.5%
Atmos Energy Corp.	83,400	9,329,124
Midstream – 4.2%
The Williams Companies, Inc. (c)	374,400	8,880,768
Pipeline (MLP) – 20.4%
CNX Midstream Partners LP	113,498	1,868,177
Energy Transfer LP (c)	1,035,352	13,283,566
Enterprise Products Partners LP (c)	473,300	13,328,128
Magellan Midstream Partners LP	85,700	5,387,959
Noble Midstream Partners LP (Acquired 11/15/19, Cost $3,636,907) (f),(n),(p)	175,696	4,536,471
Plains All American Pipeline LP (c)	233,400	4,292,226
Total Pipeline (MLP)		42,696,527
Pipelines – 5.6%
Kinder Morgan, Inc. (c)	552,000	11,685,840
Renewables/Electric Generation – 15.6%
American Electric Power Company, Inc. (c)	76,700	7,248,917
Dominion Energy, Inc. (c)	82,600	6,840,932
Entergy Corp. (c)	86,600	10,374,680
FirstEnergy Corp. (c)	86,700	4,213,620
Pattern Energy Group, Inc. (c)	148,927	3,984,542
Total Renewables/Electric Generation		32,662,691
Services – 0.7%
Archrock, Inc. (c)	146,160	1,467,446

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
Water – 1.6%
Aqua America, Inc.	73,290	$ 3,440,233
Total UNITED STATES		146,079,690
Total COMMON STOCKS (Cost $227,484,244)		272,204,497
SHORT-TERM INVESTMENT – 3.8%
UNITED STATES – 3.8%
Money Market Fund – 3.8%
First American Treasury Obligations Fund, Class X, 1.53% (y)	7,947,540	7,947,540
Total UNITED STATES		7,947,540
Total SHORT-TERM INVESTMENT (Cost $7,947,540)		7,947,540

	Shares	Value
WARRANTS – 0.0%
UNITED STATES – 0.0%
Pipeline (MLP) – 0.0%
Teekay Offshore Partners LP, Series A (f),(n),(p) Expiration: June 2023 Exercise Price: $4.55 (Acquired 07/18/16, Cost $0)	276,272	$ 0
Teekay Offshore Partners LP, Series B (f),(n),(p) Expiration: June 2023 Exercise Price: $4.55 (Acquired 07/18/16, Cost $0)	138,136	0
Total Pipeline (MLP)		0
Total UNITED STATES		0
Total WARRANTS (Cost – $0)		0
Total Investments – 133.7% (Cost $235,431,784)		280,152,037
Liabilities in Excess of Other Assets – (33.7)%		(70,544,841)
TOTAL NET ASSETS – 100.0%		$209,607,196

LP— Limited Partnership
MLP— Master Limited Partnership

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of December 31, 2019, the total value of the collateral was $164,457,263.
(e)	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the total value of all such securities was $10,010,272 or 4.8% of net assets.
(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2019, the total value of all such securities was $4,536,471 or 2.2% of net assets.
(n)	— Non-income producing security.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2019, the total value of all such securities was $4,536,571 or 2.2% of net assets.
(y)	— The rate quoted is the annualized seven-day yield as of December 31, 2019.

See Notes to Financial Statements.
2019 Annual Report9

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2019

Assets:
Investments in securities, at value (cost $235,431,784)	$280,152,037
Dividends and interest receivable	954,860
Prepaid expenses	2,036
Total assets	281,108,933
Liabilities:
Payable for credit facility (Note 6)	71,000,000
Payable for credit facility interest	159,784
Investment advisory fee payable	232,627
Administration fee payable	34,894
Directors' fee payable	9,666
Accrued expenses	64,766
Total liabilities	71,501,737
Commitments and contingencies (Note 9)
Net Assets	$209,607,196
Composition of Net Assets:
Paid-in capital	176,877,631
Accumulated distributable earnings	32,729,565
Net Assets	$209,607,196
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	13,483,223
Net asset value per share	$ 15.55

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $633,727)	$ 7,552,378
Distributions from master limited partnerships	4,595,527
Total dividends and distributions	12,147,905
Interest	169,036
Less return of capital on distributions	(4,595,527)
Total investment income	7,721,414
Expenses:
Investment advisory fees (Note 4)	2,683,246
Administration fees (Note 4)	402,486
Directors' fees	111,518
Miscellaneous	76,303
Legal fees	75,078
Audit and tax services	73,484
Reports to shareholders	53,896
Custodian fees	37,063
Transfer agent fees	26,300
Stock exchange listing fees	25,000
Fund accounting fees	21,886
Insurance	9,885
Total expenses before interest expense	3,596,145
Interest expense on credit facility (Note 6)	2,177,124
Total expenses	5,773,269
Net investment income	1,948,145
Net realized gain (loss) on:
Investment transactions	6,185,013
Foreign currency transactions	(71,356)
Net realized gain	6,113,657
Net change in unrealized appreciation on:
Investments	50,635,468
Foreign currency translations	9,531
Net change in unrealized appreciation	50,644,999
Net realized and unrealized gain	56,758,656
Net increase in net assets resulting from operations	$58,706,801

See Notes to Financial Statements.
2019 Annual Report11

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 1,948,145	$ 1,602,364
Net realized gain	6,113,657	8,172,547
Net change in unrealized appreciation (depreciation)	50,644,999	(32,494,461)
Net increase (decrease) in net assets resulting from operations	58,706,801	(22,719,550)
Distributions to Shareholders from:
Distributable earnings	(365,205)	(2,748,430)
Return of capital	(12,853,747)	(10,723,017)
Total distributions	(13,218,952)	(13,471,447)
Capital Share Transactions:
Cost of shares repurchased (Note 7)	—	(3,712,575)
Net decrease in net assets from capital share transactions	—	(3,712,575)
Total increase (decrease) in net assets	45,487,849	(39,903,572)
Net Assets:
Beginning of year	164,119,347	204,022,919
End of year	$209,607,196	$164,119,347
Share Transactions
Shares repurchased (Note 7)	—	(316,017)

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 58,706,801
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(85,828,417)
Proceeds from disposition of long-term portfolio investments	99,258,722
Net purchases and sales of short-term portfolio investments	(6,818,601)
Return of capital distributions from portfolio investments	4,595,527
Decrease in dividends and interest receivable	13,490
Increase in prepaid expenses	(442)
Increase in payable for credit facility interest	129,114
Increase in investment advisory fee payable	19,492
Increase in administration fee payable	2,924
Increase in directors' fee payable	399
Decrease in accrued expenses	(39,576)
Net change in unrealized appreciation on investments	(50,635,468)
Net realized gain on investments	(6,185,013)
Net cash provided by operating activities	13,218,952
Cash flows used for financing activities:
Distributions paid to shareholders	(13,218,952)
Net cash used for financing activities	(13,218,952)
Net increase in cash	—
Cash at the beginning of year	—
Cash at the end of year	$ —
Interest payments on credit facility for the year ended December 31, 2019 totaled $2,048,010.

See Notes to Financial Statements.
2019 Annual Report13

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value, beginning of year	$ 12.17	$ 14.79	$ 13.94	$ 14.20	$ 22.95
Net investment income[1]	0.14	0.12	0.19	0.18	0.28
Net realized and change in unrealized gain (loss)	4.22	(1.76)	1.71	0.96	(6.18)
Net increase (decrease) in net asset value resulting from operations	4.36	(1.64)	1.90	1.14	(5.90)
Distributions from net investment income	(0.03)	(0.20)	(0.27)	—	(0.22)
Return of capital distributions	(0.95)	(0.78)	(0.78)	(1.40)	(1.18)
Total distributions paid*	(0.98)	(0.98)	(1.05)	(1.40)	(1.40)
Dilution due to rights offering	—	—	—	—	(1.45) [2]
Net asset value, end of year	$ 15.55	$ 12.17	$ 14.79	$ 13.94	$ 14.20
Market price, end of year	$ 13.95	$ 10.13	$ 12.93	$ 12.83	$ 11.75
Total Investment Return based on Net Asset Value#	36.54%	-11.71%	13.73%	8.35%	-33.26%
Total Investment Return based on Market Price†	48.52%	-15.01%	8.92%	22.45%	-38.62%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$209,607	$164,119	$204,023	$192,348	$195,883
Operating expenses excluding interest expense	1.82%	1.88%	1.89%	1.85%	1.85%
Interest expense	1.10%	1.25%	0.78%	0.73%	0.46%
Total expenses	2.92%	3.13%	2.67%	2.58%	2.31%
Net investment income	0.99%	0.83%	1.28%	1.30%	1.47%
Portfolio turnover rate	33%	36%	70%	93%	46%
Credit facility, end of year (000s)	$ 71,000	$ 71,000	$ 78,000	$ 78,000	$ 82,000
Asset coverage per $1,000 unit of senior indebtedness[3]	$ 3,952	$ 3,312	$ 3,616	$ 3,466	$ 3,389

*	Distributions for annual periods determined in accordance with federal income tax regulations.
#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.
[1]	Per share amounts presented are based on average shares outstanding throughout the year indicated.
[2]	Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,454,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However, as the subscription price was less than 78% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $17.20, which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.
[3]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements
December 31, 2019

1.Organization
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Fund commenced operations on August 26, 2011.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return, with an emphasis on income. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
2019 Annual Report15

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
16Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 8,627,692	$ —	$ 8,627,692
Brazil	—	3,878,011	—	3,878,011
Canada	29,002,646	—	—	29,002,646
Denmark	3,133,769	—	—	3,133,769
France	4,347,813	19,538,946	—	23,886,759
Italy	—	7,860,581	—	7,860,581
Luxembourg	—	2,428,827	—	2,428,827
Mexico	3,874,944	—	—	3,874,944
Portugal	—	3,071,004	—	3,071,004
Spain	3,343,613	13,334,384	—	16,677,997
United Kingdom	—	23,682,577	—	23,682,577
United States	141,543,219	4,536,471	—	146,079,690
Total Common Stocks	185,246,004	86,958,493	—	272,204,497
Money Market Fund:
United States	7,947,540	—	—	7,947,540
Warrants:
United States	—	0	—	0
Total	$ 193,193,544	$ 86,958,493	$ —	$ 280,152,037
For further information regarding security characteristics, see the Schedule of Investments.
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB ASC Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $71,000,000 presented in the Statement of Assets and Liabilities. As of December 31, 2019, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
2019 Annual Report17

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at www.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon
18Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
3.Derivative Financial Instruments
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts (“forward contracts”), and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
Warrants and Rights
The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.
4.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and shareholders of the Fund.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, were $85,828,417 and $99,258,722, respectively.
The Fund did not have any purchases or sales of U.S. Government securities for the year ended December 31, 2019.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding. As of December 31, 2019, the Fund had outstanding borrowings of $71,000,000. For the year ended December 31, 2019, the Fund borrowed an average daily balance of $71,000,000 at a weighted average borrowing cost of
2019 Annual Report19

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

3.07% and the interest expense amounted to $2,177,124. As of December 31, 2019, the total value of collateral pledged was $164,457,263.
7.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 13,483,223 shares outstanding at December 31, 2019 for the Fund, the Adviser owns 209,630 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2019, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2020. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. As of December 31, 2018, 316,017 shares were repurchased by the Fund at a weighted average price of $11.748, an aggregate cost of $3,712,575 and at a weighted average discount of 15.06% to net asset value. During the year ended December 31, 2019, there were no shares repurchased under this program.
8.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2019, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2019, open taxable years consisted of the taxable years ended December 31, 2016 through December 31, 2019. No examination of the Fund’s tax returns is currently in progress.
20Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended were as follows:
	December 31, 2019	December 31, 2018
Ordinary income (including short-term capital gains)	$ 365,205	$ 2,748,430
Return of capital	12,853,747	10,723,017
Total	$13,218,952	$13,471,447
At December 31, 2019, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward(1)	$ (8,534,881)
Other accumulated losses	(11,943,246)
Total tax basis unrealized appreciation on investments and foreign currency	53,207,692
Total tax basis accumulated gains	$ 32,729,565

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2019, the Fund's capital loss carryforwards was $8,534,881 from short-term capital gains which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2019 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$226,944,345	$64,854,734	$(11,647,042)	$53,207,692
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.
At December 31, 2019, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:
Paid-in capital	Undistributed net investment income	Accumulated net realized gains
$(3,618)	$(4,975,239)	$4,978,857
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
2019 Annual Report21

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2019

10.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.0817	January 15, 2020	January 23, 2020
$0.0817	February 12, 2020	February 20, 2020
On October 28, 2019, the Board of Directors of each of Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) and Brookfield Real Assets Income Fund Inc. (NYSE: RA) approved the proposed reorganization (the “Reorganization”) of INF into RA. At a joint special meeting of stockholders (the “Special Meeting”) held on January 24, 2020, the stockholders of RA approved the issuance of additional shares of common stock to effect the proposed Reorganization. The Special Meeting was adjourned until February 7, 2020 with respect to the proposal to reorganize INF into RA. At the Special Meeting that was reconvened on February 7, 2020, the stockholders of INF approved the proposed Reorganization. The Reorganization is expected to be completed following the close of the New York Stock Exchange on Friday, March 6, 2020, subject to all applicable regulatory requirements and other customary closing conditions being satisfied. Detailed information on the Reorganization is contained in the Joint Proxy Statement/Prospectus previously filed with the SEC.
The Reorganization will be effected by the transfer of all of INF’s assets to RA, and RA will assume all of INF’s liabilities, in exchange solely for newly issued RA common shares, which will be distributed by INF to its stockholders in the form of a liquidating distribution. RA common shares issued to INF stockholders will have an aggregate net asset value equal to the aggregate net asset value of INF’s common shares outstanding immediately prior to the Reorganization, less the costs of the Reorganization. Each stockholder of INF will receive the number of RA common shares corresponding to his or her proportionate interest in the common shares of INF. The Reorganization is intended to qualify as tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, so that stockholders of INF will not recognize any gain or loss through the exchange of shares in the Reorganization.
Additional information about the Reorganization will be made publicly available at a later date once the Reorganization is complete.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
22Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2019

To the Shareholders and Board of Directors of
Brookfield Global Listed Infrastructure Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund"), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Chicago, Illinois
February 26, 2020
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
2019 Annual Report23

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Tax Information
December 31, 2019

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s year end (December 31, 2019) as to the federal tax status of distributions received by shareholders during such year. Accordingly, we are advising you that 97.24% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2019 was 100.00%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
24Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Compliance Certification
December 31, 2019

On June 3, 2019, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge, Inc. However, from time to time, PSG may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge, Inc. at any time. As of December 31, 2019, the Fund did not own Enbridge, Inc.
2019 Annual Report25

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2021 Annual Meeting of Shareholders:
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10
Independent Directors Class II Directors to serve until 2022 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
Independent Director Class III Director to serve until 2020 Annual Meeting of Shareholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Principal of Trimblestone Investment Co. (2019-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present).	10
26Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Director Class III Director to serve until 2020 Annual Meeting of Shareholders:
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served since 2017	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
2019 Annual Report27

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014	President of several investment companies advised by the Adviser (2014–Present); Managing Director (2014–
Present), Assistant General Counsel (2010–2017); General Counsel, (2017–Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016–Present); Director of Brookfield Soundvest Capital Management (2015–2018).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Accounting and Administration of the Adviser (2012-Present);
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
28Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2019 Annual Report29

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
30Brookfield Public Securities Group LLC

Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Stuart A. McFarland, Edward A. Kuczmarski, and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $44,000 and $42,500 for the fiscal years ended December 31, 2019 and 2018.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, Deloitte billed the Registrant aggregate fees of $9,600 and $44,259, respectively. Each bill is for professional services rendered for tax compliance, tax advice, tax planning and tax reclaim services. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns, tax distribution requirements and services associated with the filing of tax reclaims (i.e., collection of supporting documentation, filing of the claims, liaising with the local competent authorities, etc.).

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal years ended December 31, 2019 and 2018.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

For the fiscal years ended December 31, 2019 and 2018, Deloitte billed the Registrant aggregate fees of $0 for all other non-audit services (“Other Fees”). During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2019 and December 31, 2018, for non-audit services rendered to the Fund and Fund Service Providers were $154,600 and $184,259, respectively. For the fiscal years ended December 31, 2019 and December 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $145,000 and $140,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.    The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●

PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;

●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and
●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Leonardo Anguiano – Managing Director and Portfolio Manager

Leonardo Anguiano has 21 years of industry experience and is a Managing Director on the Public Securities Group’s Infrastructure Securities team. In addition to his portfolio manager duties, he is also responsible for covering European securities focusing on the water, transportation and energy infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Leonardo worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, Leonardo worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Leonardo started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics.

Andrew Alexander – Director, Portfolio Manager

Andrew Alexander has 15 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Securities team. He is responsible for covering Energy Infrastructure as well as infrastructure securities focusing on the Water and Transportation sectors in Europe and Australia/New Zealand. Prior to joining the firm in 2008, Andrew was with SNL Financial where he specialized in the Energy sector, which encompassed power, natural gas and coal, and he launched a full analysis of Master Limited Partnerships. Andrew earned a Masters in Corporate Finance degree from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree from the University of Virginia.

Tom Miller, CFA – Director, Portfolio Manager

Tom Miller has 9 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Securities team. Before focusing on his portfolio manager duties, he was responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector. Prior to joining the firm in 2013, he worked at FactSet. Tom holds the Chartered Financial Analyst designation and earned a Bachelor of Science degree from Indiana University.

Management of Other Accounts

Mr. Anguiano manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Anguiano as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Leonardo Anguiano	Registered Investment Company	4	$ 384.17	—	$ —
	Other Pooled Investment Vehicles	7	1,006.77	4	209.44
	Other Accounts	21	2,485.49	1	629.74

Mr. Alexander manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Alexander as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Andrew Alexander	Registered Investment Company	—	—	—	—
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	1	$ 112.89	—	—

Mr. Miller manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Miller as of December 31, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2019	Total Assets in USD Millions as of December 31, 2019	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
Tom Miller, CFA	Registered Investment Company	4	$ 384.17	—	$ —
	Other Pooled Investment Vehicles	8	5,202.08	5	226.39
	Other Accounts	20	1,855.76	—	—

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2019.

Dollar Range of Securities Owned
Leonardo Anguiano	None
Andrew Alexander	None
Tom Miller, CFA	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Fund’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

●	A base salary;
●	An annual cash bonus;
●	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
●	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	None.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	Not applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 11, 2020

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 11, 2020